EXHIBIT 99.1
KEURIG DR PEPPER INC.
SUPPLEMENTAL FINANCIAL DATA - CORPORATE ALIGNMENT
AS REPORTED AND AS REVISED
(Unaudited)

(in millions)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021
Income from Operations - Reported
Coffee Systems	$336	$322	$334	$326	$1,318
Packaged Beverages	175	258	288	289	1,010
Beverage Concentrates	238	254	286	266	1,044
Latin America Beverages	22	36	37	38	133
Unallocated corporate costs	(131)	(136)	(150)	(194)	(611)
Total Income from Operations - Reported	$640	$734	$795	$725	$2,894

Change[1]
Coffee Systems	$32	$33	$31	$32	$128
Packaged Beverages	4	3	3	3	13
Beverage Concentrates	—	1	1	1	3
Latin America Beverages	—	—	—	—	—
Unallocated corporate costs	(36)	(37)	(35)	(36)	(144)
Total Change	$—	$—	$—	$—	$—

Income from Operations - Revised
Coffee Systems	$368	$355	$365	$358	$1,446
Packaged Beverages	179	261	291	292	1,023
Beverage Concentrates	238	255	287	267	1,047
Latin America Beverages	22	36	37	38	133
Unallocated corporate costs	(167)	(173)	(185)	(230)	(755)
Total Income from Operations - Revised	$640	$734	$795	$725	$2,894
1 Effective January 1, 2022, Keurig Dr Pepper Inc. ("KDP" or the "Company") updated its presentation of certain of KDP's unallocated corporate costs, primarily related to IT, to be aligned among the Company's segments and to better reflect controllable costs at the segment level. These changes do not revise or restate KDP's previously reported consolidated financial statements.

KEURIG DR PEPPER INC.
SUPPLEMENTAL FINANCIAL DATA - CORPORATE ALIGNMENT
AS REPORTED AND AS REVISED
(Unaudited)

(in millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Income from Operations - Reported
Coffee Systems	$272	$290	$320	$386	$1,268
Packaged Beverages	189	208	260	165	822
Beverage Concentrates	197	220	262	253	932
Latin America Beverages	27	21	25	32	105
Unallocated corporate costs	(219)	(178)	(114)	(136)	(647)
Total Income from Operations - Reported	$466	$561	$753	$700	$2,480

Change
Coffee Systems	$34	$30	$35	$31	$130
Packaged Beverages	4	3	3	3	13
Beverage Concentrates	—	1	1	1	3
Latin America Beverages	—	—	—	—	—
Unallocated corporate costs	(38)	(34)	(39)	(35)	(146)
Total Change	$—	$—	$—	$—	$—

Income from Operations - Revised
Coffee Systems	$306	$320	$355	$417	$1,398
Packaged Beverages	193	211	263	168	835
Beverage Concentrates	197	221	263	254	935
Latin America Beverages	27	21	25	32	105
Unallocated corporate costs	(257)	(212)	(153)	(171)	(793)
Total Income from Operations - Revised	$466	$561	$753	$700	$2,480

KEURIG DR PEPPER INC.
SUPPLEMENTAL FINANCIAL DATA - CORPORATE ALIGNMENT
AS REPORTED AND AS REVISED
(Unaudited)

(in millions)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019
Income from Operations - Reported
Coffee Systems	$293	$287	$310	$329	$1,219
Packaged Beverages	149	186	196	226	757
Beverage Concentrates	201	244	245	265	955
Latin America Beverages	11	26	25	23	85
Unallocated corporate costs	(156)	(156)	(196)	(130)	(638)
Total Income from Operations - Reported	$498	$587	$580	$713	$2,378

Change
Coffee Systems	$39	$42	$40	$34	$155
Packaged Beverages	4	3	3	3	13
Beverage Concentrates	—	1	1	1	3
Latin America Beverages	—	—	—	—	—
Unallocated corporate costs	(43)	(46)	(44)	(38)	(171)
Total Change	$—	$—	$—	$—	$—

Income from Operations - Revised
Coffee Systems	$332	$329	$350	$363	$1,374
Packaged Beverages	153	189	199	229	770
Beverage Concentrates	201	245	246	266	958
Latin America Beverages	11	26	25	23	85
Unallocated corporate costs	(199)	(202)	(240)	(168)	(809)
Total Income from Operations - Revised	$498	$587	$580	$713	$2,378

KEURIG DR PEPPER INC.
SUPPLEMENTAL FINANCIAL DATA - CORPORATE ALIGNMENT
CERTAIN NON-GAAP ADJUSTED SEGMENT ITEMS
ADJUSTED - AS REPORTED AND ADJUSTED - AS REVISED
(Unaudited)

(in millions)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021
Adjusted Income from Operations - as Reported
Coffee Systems	$389	$371	$377	$378	$1,515
Packaged Beverages	197	286	312	314	1,109
Beverage Concentrates	239	256	289	271	1,055
Latin America Beverages	23	37	37	38	135
Unallocated corporate costs	(107)	(111)	(84)	(91)	(393)
Total Adjusted Income from Operations - Reported	$741	$839	$931	$910	$3,421

Change[2]
Coffee Systems	$32	$33	$31	$32	$128
Packaged Beverages	4	3	3	3	13
Beverage Concentrates	—	1	1	1	3
Latin America Beverages	—	—	—	—	—
Unallocated corporate costs	(36)	(37)	(35)	(36)	(144)
Total Change	$—	$—	$—	$—	$—

Adjusted Income from Operations - as Revised
Coffee Systems	$421	$404	$408	$410	$1,643
Packaged Beverages	201	289	315	317	1,122
Beverage Concentrates	239	257	290	272	1,058
Latin America Beverages	23	37	37	38	135
Unallocated corporate costs	(143)	(148)	(119)	(127)	(537)
Total Adjusted Income from Operations - as Revised	$741	$839	$931	$910	$3,421
2 The change to adjusted income from operations at the segment level did not impact KDP’s non-GAAP adjustments for any periods presented in this Exhibit.

KEURIG DR PEPPER INC.
SUPPLEMENTAL FINANCIAL DATA - CORPORATE ALIGNMENT
CERTAIN NON-GAAP ADJUSTED SEGMENT ITEMS
ADJUSTED - AS REPORTED AND ADJUSTED - AS REVISED
(Unaudited)

(in millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Adjusted Income from Operations - as Reported
Coffee Systems	$347	$363	$373	$431	$1,514
Packaged Beverages	203	269	304	245	1,021
Beverage Concentrates	197	222	265	254	938
Latin America Beverages	27	23	25	33	108
Unallocated corporate costs	(90)	(102)	(93)	(105)	(390)
Total Adjusted Income from Operations - Reported	$684	$775	$874	$858	$3,191

Change
Coffee Systems	$34	$30	$35	$31	$130
Packaged Beverages	4	3	3	3	13
Beverage Concentrates	—	1	1	1	3
Latin America Beverages	—	—	—	—	—
Unallocated corporate costs	(38)	(34)	(39)	(35)	(146)
Total Change	$—	$—	$—	$—	$—

Adjusted Income from Operations - as Revised
Coffee Systems	$381	$393	$408	$462	$1,644
Packaged Beverages	207	272	307	248	1,034
Beverage Concentrates	197	223	266	255	941
Latin America Beverages	27	23	25	33	108
Unallocated corporate costs	(128)	(136)	(132)	(140)	(536)
Total Adjusted Income from Operations - as Revised	$684	$775	$874	$858	$3,191

KEURIG DR PEPPER INC.
SUPPLEMENTAL FINANCIAL DATA - CORPORATE ALIGNMENT
CERTAIN NON-GAAP ADJUSTED SEGMENT ITEMS
ADJUSTED - AS REPORTED AND ADJUSTED - AS REVISED
(Unaudited)

(in millions)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019
Adjusted Income from Operations - as Reported
Coffee Systems	$335	$331	$367	$370	$1,403
Packaged Beverages	160	190	201	232	783
Beverage Concentrates	201	246	244	266	957
Latin America Beverages	12	20	25	25	82
Unallocated corporate costs	(87)	(85)	(83)	(80)	(335)
Total Adjusted Income from Operations - Reported	$621	$702	$754	$813	$2,890

Change
Coffee Systems	$39	$42	$40	$34	$155
Packaged Beverages	4	3	3	3	13
Beverage Concentrates	—	1	1	1	3
Latin America Beverages	—	—	—	—	—
Unallocated corporate costs	(43)	(46)	(44)	(38)	(171)
Total Change	$—	$—	$—	$—	$—

Adjusted Income from Operations - as Revised
Coffee Systems	$374	$373	$407	$404	$1,558
Packaged Beverages	164	193	204	235	796
Beverage Concentrates	201	247	245	267	960
Latin America Beverages	12	20	25	25	82
Unallocated corporate costs	(130)	(131)	(127)	(118)	(506)
Total Adjusted Income from Operations - as Revised	$621	$702	$754	$813	$2,890